CERTIFICATION PURSUANT TO RULE 30A-2(A) UNDER THE 1940 ACT AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, James A. Bowen, President, Chairman & Chief Executive Officer of First Defined Portfolio Fund, LLC (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    SEPTEMBER 1, 2004        /S/ JAMES A. BOWEN
     ----------------------       ----------------------------------------------
                                  James A. Bowen, President, Chairman &
                                  Chief Executive Officer
                                  (chief executive officer)


I, Mark R. Bradley, Treasurer, Controller, Chief Financial Officer and Chief Accounting Officer of First Defined Portfolio Fund, LLC (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    SEPTEMBER 1, 2004        /S/ MARK R. BRADLEY
     ----------------------       ----------------------------------------------
                                  Mark R. Bradley, Treasurer, Controller,
                                  Chief Financial Officer and Chief Accounting
                                  Officer
                                  (chief financial officer)